UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 8, 2003
                                                     ----------------7

                               Farrel Corporation
________________________________________________________________________________
             (Exact name of registrant as specified in its chapter)


Delaware                               0-19703               22-2689245
____________________________          ___________           ____________________
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


25 Main Street, Ansonia, Connecticut                          06401
________________________________________         _______________________________
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  203 736 5500________________


__________________________________________________________
(Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Discloser.

As of December 8, 2003, Farrel Corporation, a Delaware Corporation (the "Company"), amended its bank credit facility with Wachovia Bank, National Association ("Wachovia") whereby the bank credit facility will now expire on June 15, 2005 instead of June 14, 2004. The Second Modification to Revolving Promissory Note and Loan Agreement, dated as of December 8, 2003, among the Company, Farrel Limited, and Wachovia, is included as Exhibit 10.1 to this Form 8-K and is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit No.                Description

          10.1 Second Modification to Revolving Promissory Note and Loan Agreement, dated as of December 8, 2003, among Farrel Corporation, Farrel Limited, and Wachovia Bank, National Association.

                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                     FARREL CORPORATION
                                     ----------------------------
                                     REGISTRANT


DATE:      December 12, 2003         /s/Rolf K. Liebergesell
           -----------------         ----------------------------
                                     ROLF K. LIEBERGESELL
                                     PRESIDENT AND CHIEF
                                     EXECUTIVE OFFICER


DATE:      December 12, 2003         /s/Walter C. Lazarcheck
           -----------------         ----------------------------
                                     WALTER C. LAZARCHECK
                                     VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                     (CHIEF ACCOUNTING OFFICER)